*************************************************************************
Household Finance Corporation
HRSI Funding, Inc.                                                Dec-97
Household Private Label Credit Card Master Trust II, Series 1994-2  20-Jan-98
**************************************************************************
*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                  8.329%
   Annualized Gross Cash Yield
21.708%
   Annualized Default Rate                                       7.272%
   Annualized Portfolio Yield
14.437%
Delinquency status of accounts:          (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)
60,180,149.14
   30 - 59 days (Del Stat 1) (%)
3.89%
   60 - 89 days (Del Stat 2) ($)
28,039,257.27
   60 - 89 days (Del Stat 2) (%)
1.81%
   90+ days (Del Stat 3+)($)
96,077,515.11
   90+ days (Del Stat 3+)(%)
6.21%
        Total ($)                                            184,296,921.52
        Total (%)                                                 11.91%
Collections
   Principal (discount applied)
89,118,844.51
   Finance Charge (discount applied)
24,025,428.97
   Other                                                              0.00
   Allocated Recoveries                                           548,674.99
   Total                                                   113,692,948.47
Aggregate Principal Shortfalls for Group 1                            0.00
Adjustment Payments                                                   0.00
Transfer Deposit Amount                                               0.00
Charge-Off Activity
   Defaulted Receivables                                        8,231,822.03
   Defaulted Receivables Repurchased Pursuant to Article 2.07         0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03         0.00
   Defaulted Amount                                             8,231,822.03
*** Reallocated Investor Finance Charge and Administrative Collections *** Reallocated Investor Finance Charge and Administrative Collections6,797,851.67
Investor Defaulted Amount                                       2,272,461.64
Series Adjusted Portfolio Yield
14.481%
*** Class A Invested Percentage Allocations ***
Class A Invested Percentage                                    82.0000000%
Fixed Class A Invested Percentage                              82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]                1,998,750.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]              0.00
Class A Additional Interest (Due) [Section 4.08(a)]                   0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]           0.00
Class A Investor Default Amount                                 1,863,418.54
Allocable Servicing Fee (Due) [Section 3]                         625,000.00
Previously unpaid Allocable Servicing Fee                             0.01
Class A Required Amount [Section 4.10 (a)]                            0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]     0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]
   0.00
     From Subordinated Principal Collections [Section 4.15(a)]        0.00
     Total ("Funded Class A Required Amount")                         0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]5,574,238.37
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]       1,087,069.82
Funded Class A Required Amount                                        0.00
Excess Reallocated FC&A to cover previously unpaid
       Allocated Servicing Fee [Section 4.13(
0.00
Total Available for Class A Invested Percentage Allocations     4,487,168.55
Class A Monthly Interest (Paid)                                 1,998,750.00
Overdue Class A Monthly Interest (Paid)                               0.00
Class A Additional Interest (Paid)                                    0.00
Overdue Class A Additional Interest (Paid)                            0.00
Reimb. of Class A Investor Default Amount (Paid)                1,863,418.54
Allocable Servicing Fee (Paid)                                    625,000.00
Previously unpaid Allocable Servicing Fee (Paid)                      0.01
Class A Interest Shortfall                                            0.00
Class A Additional Interest Shortfall                                 0.00
*** Class B Invested Percentage Allocations ***
Class B Invested Percentage                                     6.0000000%
Fixed Class B Invested Percentage                               6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]                  150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]              0.00
Class B Additional Interest (Due) [Section 4.08(b)]                   0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]           0.00
Class B Investor Default Amount                                   136,347.70
Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest       0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                   0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]         0.00
     From Subordinated Principal Collections allocable to the
            Collateral Invested Amount                                0.00
     Total Funded                                                     0.00
Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]               136,347.70
     From Cash Collateral Account Withdrawl [Section 4.14(b)]
                                                                       0.00
     From Subordinated Principal Collections
               allocable to the Collateral Invested Amount              0.00
     Total Funded                                                 136,347.70
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)] 407,871.10
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]         257,871.10
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:      0.00
Funded Class B Default Amount                                     136,347.70
Total Available for Class B Floating Allocations                  286,347.70
Class B Monthly Interest (Paid)                                   150,000.00
Overdue Class B Monthly Interest (Paid)                               0.00
Class B Additional Interest (Paid)                                    0.00
Overdue Class B Additional Interest (Paid)                            0.00
Reimbursement Class B Investor Default Amount (Paid)              136,347.70
Class B Interest Shortfall                                            0.00
Class B Addtional Interest Shortfall                                  0.00
*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage                                 12.0000000%
Fixed Collateral Invested Percentage                           12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]               252,617.19
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]           0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]        0.00
Collateral Investor Default Amount                                272,695.40
Collateral Invested Percentage of Reallocated
         FC&A [Section 4.11(b-1)]                                 815,742.20
Amount that constitutes Excess FC&A [Section 4.11(b-1)]           815,742.20
From Excess Reallocated FC&A to Fund Collateral
                 Investor Default Amount [Section 4.13(h)]        525,312.59
Total Available for Collateral Invested Percentage Allocations    525,312.59
Collateral Monthly Interest (Paid)                                252,617.19
Overdue Collateral Monthly Interest (Paid)                            0.00
Collateral Additional Interest (Paid)                                 0.00
Overdue Collateral Additional Interest (Paid)                         0.00
Reimbursement of Collateral Default Amount (Paid)                 272,695.40
Collateral Interest Shortfall                                         0.00
Collateral Additional Interest Shortfall                              0.00
Series 1994-2 Monthly Interest
    Collateral Rate Cap
9.3666667%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)     252,617.19
    Series 1994-2 Monthly Interest                              2,401,367.19
*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]    1,087,069.82
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]      257,871.10
      Excess Collateral Interest Reallocated
         FC&A [Section 4.11(b-1)]                                815,742.20
         Total                                                 2,160,683.12
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]            0.00
    Allocated to reimburse Class A
                           Investor Charge-Offs [Section 4.13(b)]     0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]                      0.00
    Allocated to fund the Class B
                Investor Default Amount [Section 4.13(d)]       136,347.70
    Allocated to reimburse Class
                   B Invested Amount reductions [Section 4.13(e)]     0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]
                                                                252,617.19
    Allocated to unpaid Allocated Servicing
                      Fee from previous periods [Section 4.13(g)]     0.00
    Allocated to fund the
              Collateral Default Amount [Section 4.13(h)]       272,695.40
    Allocated to reimburse
          Collateral Invested Amount reductions [Section 4.13(i)]     0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]        0.00
    Allocated pursuant to the
                   Collateral Agreement [Section 4.13(k)]     1,499,022.83
Subordinated Principal Collections [Section 4.15]             4,428,357.15
   Allocated to Class A Required Amount [Section 4.15(a)]             0.00
   Allocated to pay current or overdue
     Class B Monthly Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]                      0.00
    Allocated to fund the Class B
                        Investor Default Amount [Section 4.15(c)]     0.00
*** Amortization Allocations ***
Accumulation Period Determination
    Required Aggregate Accumulation Amount                    20,000,000.00
    Accumulation Period Amount                                10,000,000.00
    Accumulation Period Length                                        2.00
         Accumulation Period?                                         YES
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test    Not
Triggered
   Other Amortization Events                                   Not
Triggered
Transaction Period
ACCUMULATION
Principal Allocation Percentage
80.7934796%

Available Investor Principal Collections
     Investor Principal Collections
23,649,512.31
     Subordinated Principal Collections                               0.00
     Series Allocable Miscellaneous Payments                          0.00
     Series 1994-2 Excess Principal Collections                       0.00
     [Subordinated Series Reallocated Principal Collections]          0.00
  Available Investor Principal Collections                    23,649,512.31
Collateral Principal Collections                                3,224,933.50
Class A Controlled Amortization Amount                                0.00
Class A Controlled Distribution Amount                                0.00
Class A Monthly Principal (Due) [Section 4.09(a)]                     0.00
Class A Monthly Principal (Paid)                                      0.00
Class A Deficit Controlled Amortization Amount                        0.00
Total Available to Pay Class B Monthly Principal              36,874,445.81
Class B Controlled Amortization Amount                                0.00
Class B Controlled Distribution Amount                                0.00
Class B Monthly Principal (Due) [Section 4.09(b)]                     0.00
Class B Monthly Principal (Paid)                                      0.00
Class B Deficit Controlled Amortization Amount                        0.00
Available Investor Prin. Collecions (after paying A &B)       23,649,512.31
Collateral Monthly Principal (Due) [Section 4.09(c)]                  0.00
Collateral Monthly Principal (Paid)                                   0.00
Series 1994-2 Principal Shortfall                                     0.00
Trust Excess Principal Collections                            26,874,445.81
*** Funding Accounts ***
Principal Funding Account deposit                             10,000,000.00
Withdraw of Funded Deficit Controlled Amortization Amount             0.00
Withdraw of Excess (Paid to Seller)                                   0.00
Principal Funding Account Balance                             20,000,000.00
Funded Deficit Controlled Amortization Amount                         0.00
[ Class B Principal Funding Account deposits                          0.00
 Principal Distributed to Class B Certificateholders                  0.00
 Class B Principal Funding Account Balance                            N/A
 Class A Interest Payment/Deposit
   from Collection Account                                      1,998,750.00
   from Principal Funding Account                                     0.00
   Paid to Class A Certificateholders                           1,998,750.00
   Interest Funding Account Balance                                   0.00
 Class B Interest Payment/Deposit
   from Collection Account                                        150,000.00
   from Principal Funding Account                                     0.00
   Paid to Class B Certificateholders                             150,000.00
   Interest Funding Account Balance]                                  0.00
Class A Investor Charge-Offs                                          0.00
Reimbursement of Class A Investor Charge-Offs                         0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                  0.00
Reduction of Class B Invested Amount (Other than Class B ICO)         0.00
Class B Investor Charge-Offs                                          0.00
Reimbursement of Class B Investor Charge-Offs                         0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions     0.00
Reduction of the Collateral Invested Amount (Other than Collateral CO)  0.00
Collateral Charge-Offs                                                0.00
Reimbursement of Collateral Invested Amount reductions                0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions         0.00
Previous month's ending Collateral Invested Amount            45,000,000.00
Current Month's ending Collateral Invested Amount
45,000,000.00
Unpaid current Allocated Servicing Fee                                0.00
Reimbursement of unpaid Allocated Servicing Fee                       0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                  0.01
Total Distributions to
   Class A, B, CIA  (principal and interest and defaults)     4,673,828.83
*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]            1,270,626,143.52
Average Principal outstanding based upon additional accounts  1,358,409,405.02
Principal Receivables outstanding [End of Month]              1,415,982,226.40
Finance Charge and Administrative Receivables outstanding       131,875,766.71
Class A Invested Amount                                         307,500,000.00
Class B Invested Amount                                          22,500,000.00
Collateral Invested Amount                                       45,000,000.00
Invested Amount                                                 375,000,000.00
Series Adjusted Invested Amount                                 375,000,000.00
    Revolving or Accumulation Period                            375,000,000.00
    Controlled Amortization  Period                             375,000,000.00
        Seller Specified Numerator                                        0.00
        125% Amount                                                       0.00
    Early Amortization  Period

/A
Series Required Seller Amount
37,500,000.00
Required Collateral Amount
45,000,000.00
Available Collateral Amount
45,000,000.00
Class A Certificate Balance                                   307,500,000.00
Class B Certificate Balance
22,500,000.00
*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
   Begin Balance                                                 0.00
   Deposit of Excess Collections                                 0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                                0.00
      To reimburse Class A Investor Charge-Offs                  0.00
      To pay current or overdue
          Class B Monthly Interest, Class B
          Additional Interest or the Cumulative
          Excess Interest Amount                                 0.00
      To fund the Class B Investor Default Amount                0.00
      To reimburse Class B Invested Amount reductions            0.00
             Total                                               0.00
   Deposit of Collateral Monthly Principal                       0.00
   Net Available                                                 0.00
   Required Cash Collateral Amount                               0.00
   Collateral Surplus                                            0.00
   Cash Collateral Account Surplus                               0.00
   End Balance                                                   0.00
Collateral Surplus (Prime)
0.00
Cash Collateral Account Surplus (Prime)                          0.00










***************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2   20-Jan-98
**********************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                6.500000
   2. Principal distribution per $1,000 interest           0.000000
   3. Interest distribution per $1,000 interest            6.500000
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections                                  113,692,948.47
      (b) Collections of Finance Charge & Administrative Receivables
24,574,103.96
      (c) Collections of Principal
89,118,844.51
   2. Allocation of Receivables
      (a) Class A Invested Percentage                          82.0000000%
      (b) Principal Allocation Percentage                      80.7934796%
   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account
10,000,000.00
      (b) Total amount on deposit in Principal Funding Account
20,000,000.00
   4. Delinquent Balances            (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)
60,180,149.14
                                    (%)                          3.89%
      (b) 60 - 89 days (Del Stat 2) -- ($)
28,039,257.27
                                     (%)                         1.81%
      (c) 90+ days (Del Stat 3+) -- ($)
96,077,515.11
                                               (%)                6.21%
   5. Class A Investor Default Amount                           1,863,418.54
   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                   0.000000
      (b) The amount of Item 6(a) per $1,000 interest                0.000000
      (c) Total reimbursed to Trust in respect of
         Class A Investor Charge-Offs                                0.000000
      (d) The amount of Item 6(c) per $1,000 interest                0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the
Class A Invested Amount as of the end of such Payment Date
0.000000
   7. Allocable Servicing Fee paid for the
Distribution Date(s) with respect to the Payment Date
625,000.00
   8. Deficit Controlled Amortization Amount for such Payment Date     0.00
C. Class A Pool Factor                                            1.00000000
D. Receivables Balances
   1. Principal Receivables as of close of
business on the last day of the preceding Due Period
1,415,982,226.40
   2. Finance Charge and Administrative
Receivables as of the close of business on the last
day of the precedingDue Period
 131,875,766.71
E. Class B Certificates
   1. Class B Invested Amount as of the end of the Payment Date22,500,000.00
   2. Available Collateral Invested Amount as
           of the end of the Payment Date                      45,000,000.00





**************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
**************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest               6.666667
   2. Principal distribution per $1,000 interest           0.000000
   3. Interest distribution per $1,000 interest            6.666667
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections                                113,692,948.47
      (b) Collections of FC&A                                24,574,103.96
      (c) Collections of Principal                           89,118,844.51
   2. Allocation of Receivables
      (a) Class B Invested Percentage                           6.0000000%
      (b) Principal Allocation Percentage                      80.7934796%
   3. Class B Principal
      (a) Total Amount Paid / Deposited to the Principal Funding Account   NA
      (b) Total amount on deposit in Principal Funding Account             NA
   4. Delinquent Balances                        (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)                 60,180,149.14
                                    (%)                          3.89%
      (b) 60 - 89 days (Del Stat 2) -- ($)                 28,039,257.27
                                     (%)                         1.81%
      (c) 90+ days (Del Stat 3+) -- ($)                    96,077,515.11
                                               (%)                6.21%
   5. Class B Investor Default Amount                            136,347.70
   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other
          reductions, if any, for the Distribution Date(s) with respect to
          the Payment Date                                          0.000000
      (b) The amount of Item 6(a) per $1,000 interest               0.000000
      (c) Total reimbursed to Trust in respect of Class B
                      Investor Charge-Offs and other reductions     0.000000
      (d) The amount of Item 6(c) per $1,000 interest               0.000000
      (e) The amount, if any, by which the outstanding
           principal balance of of the Class B Certificates exceeds
          the Class B Invested Amount as of
    the end of such Payment Date                                    0.000000
   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at
          close of business on the Payment Date
                                                                    0.000000
      (b) Available Cash Collateral Amount as a
          percent of the Class B Invested Amount, each at close of
          business on the Payment Date                                0.00%
   8. Available Collateral Invested Amount                     45,000,000.00
   9. Deficit Controlled Amortization Amount
       for such Payment Date                                           0.00
C. Class B Pool Factor                                           1.00000000
D. Receivables Balances
   1. Principal Receivables as of close of
      business on the last day of the preceding Due Period
                                                           1,415,982,226.40
2. Finance Charge and Administrative Receivables
      as of the close of business on the last
          day of the preceding                       Due Period
131,875,766.71